UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 26, 2006
GATX Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)
500 West Monroe Street
Chicago, Illinois 60661-3676
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
On January 26, 2006 GATX Corporation (“GATX”) issued a press release that included unaudited financial statements and supplemental financial information for 2005 fourth quarter and full year. A copy of the press release is attached hereto as Exhibit 99.1.
GATX will host a teleconference to discuss 2005 fourth quarter and full year financial results on January 26, 2006 beginning at 11:00 a.m. eastern time. Investors may access the conference by dialing 1-800-706-6082 (or 1-706-634-7421 if dialing from outside the United States).
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          The following exhibit is furnished with this Current Report on Form 8-K pursuant to Item 2.02 and Item 7.01:
               99.1 Press Release dated January 26, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Robert C. Lyons

Robert C. Lyons
Vice-President, Chief
Financial Officer
(Duly Authorized Officer)
January 26, 2006

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release of GATX Corporation, dated	Filed Electronically
January 26, 2006 reporting GATX Corporation’s
financial results for 2005 fourth quarter and full year.